BOARD RESOLUTION

OF

LORD GLOBAL CORPORATION
Fka BIGFOOT PROJECT INVESTMENTS INC.

The undersigned, being all of the Directors of **LORD GLOBAL CORPORATION**, a Nevada Corporation (the "**Company**"), acting by written consent of the holders of more than two-thirds majority voting power of the stockholders in lieu of a meeting pursuant to Section 78.320 and Section 78.315 of the Nevada Revised Statutes and the Company's Bylaws, do hereby consent to the adoption of the following resolutions and direct that this consent be filed with the minutes of the proceedings of the Board of the Company:

1. APPOINTMENT OF OFFICERS

WHEREAS, the holders of more than two-thirds of the voting power of the stockholders and the present Board members consisting of a quorum desire to appoint interim officers to fill the positions vacated by the removal of Joseph Cellura and Michael Ghiselli;

NOW THEREFORE, BE IT

RESOLVED, that Joseph Frontiere is appointed CEO and Chairman of the Board of Directors.

FURTHER RESOLVED, that Sara Reynolds shall retain her Director position as well as CFO, Treasurer and Secretary.

FURTHER RESOLVED, that Alexandra Aizenshtadt will retain her Director position, and be it

FURTHER RESOLVED, that the remaining Board members do constitute a quorum and will seek to fill the vacant positions with appropriately qualified personnel. And be it

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of this corporation.

SIGNATURE PAGE FOLLOWS:

SIGNATURE PAGE FOR REMOVAL OF DIRECTORS AND OFFICERS

DIRECTORS:

Joseph Frontiere
____

Joseph Frontiere, President, Director

DocuSigned by:
Alexandra Aizenshtadt
____
93C06E14894B45B...

Alexandra Aizenshtadt, Director

____

Sara Reynolds, Secretary, Director

John Pappas
____
Notary, State of Missouri

NOTARY OF THE STATE OF MISSOURI

JOHN PAPPAS
Notary Public - Notary Seal
Jackson County - State of Missouri
Commission Number 18275190
My Commission Expires Dec 10, 2022

By a Corporate Officer State of Missouri in the County of Jackson. On this 24th day of January in the year 2020, before me, John Pappas, A Notary Public in and for said state, personally appeared Sara Reynolds, Secretary, Lord Global Corporation fka Bigfoot Project Investments, Inc., known to me to be the person who executed the with Officer's Certification in the behalf of said corporation and acknowledged to me that he or she executed the same for the purposes therein stated, Seal Notary Public.